                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  MAY 20, 1997



                          KEYSTONE INTERNATIONAL, INC.
                          (Exact name of registrant as
                           specified in its charter)



    TEXAS                             0-2115                     74-1058689
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)                Identification
incorporation)                                                     Number)



                           9600 WEST GULF BANK DRIVE
                              HOUSTON, TEXAS 77040
             (Address of principal executive offices and zip code)


                                 (713) 466-1176
                        (Registrant's telephone number,
                              including area code)

ITEM 5.  OTHER EVENTS

         On May 20, 1997, the Registrant entered into an Agreement and Plan of Merger dated May 20, 1997, by and among Tyco International Ltd., a Massachusetts corporation ("Tyco"), T6 Acquisition Corp., a Texas corporation and direct, wholly-owned subsidiary of Tyco (the "Subsidiary"), and the Registrant (the "Merger Agreement"), which Merger Agreement provides for the merger of the Subsidiary with and into the Registrant. Pursuant to the Merger Agreement, the shareholders of the Registrant will receive 0.54183 shares of common stock of Tyco, or its successor, for each share of outstanding Registrant common stock, subject to certain adjustments and limits as provided in the Merger Agreement. The attached press release is filed as an exhibit and is incorporated herein by reference.


ITEM 7.  EXHIBITS

         Exhibit 20           Press Release dated May 20, 1997.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KEYSTONE INTERNATIONAL, INC.



Dated:  May 27, 1997                    By:    /s/ Bruce M. Taten
                                        Name:  Bruce M. Taten
                                        Title: Vice President and
                                               General Counsel

                              INDEX TO EXHIBITS

EXHIBIT
  NO.                           DESCRIPTION
-------                         -----------
  20                    Press Release dated May 20, 1997.